UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously disclosed, on January 27, 2006, in accordance with the stockholder approval requirements under Delaware law and our amended and restated certificate of incorporation, and after prior approval by our board of directors, stockholders holding an aggregate of 72.1% of the outstanding shares of our common stock approved, by written consent in lieu of a meeting, (i) an amendment to our certificate of incorporation to effect a reverse stock split of the issued and outstanding common stock on a ratio of one-for-twenty-five (1-for-25), with any fractional shares will be rounded to the next highest whole number of shares, and (ii) a decrease in the number of authorized shares of common stock from 1,500,000,000 shares to 100,000,000 shares.
     In the reverse stock split, each 25 shares of issued and outstanding common stock will be converted into one share of common stock. In connection with the execution of this written consent, we filed an information statement on Schedule 14C with the SEC in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, informing our stockholders of this approval. We intend to file the certificate of amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware on April 12, 2006 to effectuate the reverse stock split. Our common stock is expected to begin trading on a split-adjusted basis on April 13, 2006 on the Over the Counter Bulletin Board. The following tables provide selected financial data for the last two balance sheet dates and last three years of operation which are accompanied by pro forma information reflecting the effect of the reverse stock split (each of which is unaudited) (in thousands, except share and per share data).

	Year Ended December 31,
	2005	2004
Common stock, $0.00001 and $1.00 par value per share, respectively
Historical	$8	$21,877
Pro Forma (Unaudited)	$—	$1,303
Additional paid in capital
Historical	$382,231	$191,759
Pro Forma (Unaudited)	$382,239	$212,333
Shares of Common Stock Issued
Historical	759,621,773	32,583,882
Pro Forma (Unaudited)	30,384,871	1,303,356
Shares of Treasury Stock
Historical	250,757	396,458
Pro Forma (Unaudited)	10,031	15,859

	Year Ended December 31,
	2005	2004	2003
Net Loss — Historical	$(71,056)	$(63,569)	$(72,504)
Earnings (Loss) Per Share — Basic and Diluted:
Historical	$(0.64)	$(2.06)	$(2.74)
Pro Forma (Unaudited)	$(16.08)	$(51.45)	$(68.58)
Weighted Average Shares Used In Computing Earnings (Loss) Per Share — Basic and Diluted:
Historical	110,433,532	30,889,021	26,429,014
Pro Forma (Unaudited)	4,417,341	1,235,561	1,057,161

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Vice President and Chief Financial Officer

Date: April 3, 2006

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